Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED

CREDIT AGREEMENT

FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 10, 2017, by and among PDC ENERGY, INC., a Delaware corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).  Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of May 21, 2013 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and each of the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto hereby agree as follows:

SECTION 1.                                       Amendments to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Amendments to Section 1.01.

(a)                                                The following defined terms are hereby amended and restated in their entirety or added in their entirety, in each case to read as follows:

“Aggregate Commitment” means, at any time, the sum of the Commitments of all of the Lenders at such time, as such amount may be reduced or increased from time to time pursuant to Section 2.02 or Section 2.03; provided that such amount shall not at any time exceed the lesser of (a) the Maximum Facility Amount and (b) the Borrowing Base then in effect.  If at any time the Borrowing Base is reduced below the Aggregate Commitment, the Aggregate Commitment shall be reduced automatically to the amount of the Borrowing Base in effect at such time.  As of the Fifth Amendment Effective Date, the Aggregate

Commitment is $700,000,000.

“Borrowing” means (a) Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect or (b) a Swingline Loan.

“Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans (other than Swingline Loans), its LC Exposure  and its Swingline Exposure at such time; provided, that, for purposes of calculating any Unused Commitment Fee payable hereunder, “Credit Exposure” shall not incorporate clause (b) of the definition of “Swingline Exposure”.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01, or in the Assignment and Assumption or Lender Certificate pursuant to which such Lender shall have assumed or agreed to provide its Commitment, as applicable, as such commitment may be (a) reduced from time to time pursuant to Section 2.02, (b) increased from time to time as a result of such Lender delivering a Lender Certificate pursuant to Section 2.03, and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.04; provided that any Lender’s Commitment shall not at any time exceed the lesser of (a) such Lender’s Applicable Percentage of the Maximum Facility Amount, (b) such Lender’s Applicable Percentage of the Aggregate Commitment and (c) such Lender’s Applicable Percentage of the Borrowing Base then in effect.  If at any time such Lender’s Applicable Percentage of the Borrowing Base then in effect is less than its Commitment, such Lender’s Commitment shall be reduced automatically to the amount of such Lender’s Applicable Percentage of the Borrowing Base then in effect.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or Swingline Loans or (iii) pay over to the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clauses (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular

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default, if any) to funding a Loan under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, the Issuing Bank, the Swingline Lender or any other Lender acting in good faith, to provide a certification in writing from an authorized officer of such Defaulting Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans under this Agreement, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt by the Administrative Agent, the Issuing Bank, the Swingline Lender or such other requesting Lender of such certification in form and substance satisfactory to it and the Administrative Agent, (d) has, or has a Parent that has, become the subject of a Bankruptcy Event, or (e) has, or has  Parent that has, become the subject of a Bail-In Action.

“Fifth Amendment” means that certain Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of May 10, 2017, between the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fifth Amendment Effective Date” shall have the meaning assigned to such term in the Fifth Amendment.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each calendar quarter and the Maturity Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period) and the Maturity Date and (c) with respect to any Swingline Loan, the last day of each calendar month and the Maturity Date.

“Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or a Lender Certificate, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.  Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender and the Issuing Bank.

“Required Lenders” means, at any time, Lenders having Credit Exposures and Unused Commitments representing at least sixty-six and two-thirds percent (66-2/3%) of the sum of the Aggregate Credit Exposure and all Unused Commitments of all Lenders at such time or, if the Aggregate Commitment has been terminated, Lenders having Credit Exposures representing at least sixty-six and two-thirds percent (66 2/3%) of the Aggregate Credit Exposure of all Lenders at such time; provided, that if the Aggregate Commitment has expired or been

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terminated, then, as to each Lender, clause (a) of the definition of Swingline Exposure shall only be applicable for purposes of determining its Credit Exposure to the extent such Lender shall have funded its participation in the outstanding Swingline Loans.  The Credit Exposures and Unused Commitments of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Swingline Commitment” means as to any Lender (i) the amount set forth opposite such Lender’s name on Schedule 2.01A hereof or (ii) if such Lender has entered into an Assignment and Assumption, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.04(b)(iv).

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time.  The Swingline Exposure of any Lender at any time shall be the sum of (a) its Applicable Percentage of the total Swingline Exposure at such time other than with respect to any Swingline Loans made by such Lender in its capacity as the Swingline Lender and (b) the aggregate principal amount of all Swingline Loans made by such Lender as the Swingline Lender outstanding at such time (less the amount of participations funded by the other Lenders in such Swingline Loans).

“Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as a lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04B.

1.2                               Amendment to Section 2.04.  Section 2.04 of the Credit Agreement and each reference to such section in the Credit Agreement and the other Loan Document, as such section and such references exist prior to the Fifth Amendment Effective Date, are amended to read “Section 2.04A”.

1.3                               Amendment to Article II.  Article II of the Credit Agreement is hereby amended by adding the following new “Section 2.04B” where alphanumerically appropriate:

SECTION 2.04B.  Swingline Loans.  (a)  Subject to the terms and conditions set forth herein, from time to time during the Availability Period, the Swingline Lender agrees to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans made by the Swingline Lender exceeding the Swingline Lender’s Swingline Commitment, (ii) the Swingline Lender’s Credit Exposure exceeding its Commitment, or (iii) the Aggregate Credit Exposure exceeding the Aggregate Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan.  Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.  Each Swingline Loan shall be an ABR Loan and bear interest at the Alternate Base Rate plus the Applicable Rate.  Section 2.08 shall

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not apply to Swingline Borrowings, which may not be converted or continued.  Each Swingline Loan shall be in an amount that is an integral multiple of $500,000 and not less than $500,000.

(b)  To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 1:00 p.m., New York City time, on the day of a proposed Swingline Loan.  Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan.  The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower.  Subject to the terms and conditions set forth herein, the Swingline Lender shall make the requested Swingline Loan available to the Borrower by means of a credit to an account of the Borrower with the Administrative Agent designated for such purpose (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c)  The Swingline Lender may by written notice given to the Administrative Agent require the Lenders to acquire participations in all or a portion of its Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loans.  Each Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 2:00 p.m., New York City time, on a Business Day no later than 5:00 p.m., New York City time, on such Business Day and if received after 2:00 p.m., New York City time, on a Business Day shall mean no later than 10:00 a.m., New York City time, on the immediately succeeding Business Day), to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loans.  Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders.  The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the

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Administrative Agent and not to the Swingline Lender.  Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

(d)  The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the tenth Business Day after such Swingline Loan is made; provided that on each date that a Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding and the proceeds of any such Borrowing shall be applied by the Administrative Agent to repay any Swingline Loans outstanding.  With respect to any optional prepayment of a Swingline Loan, the Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of such prepayment not later than 1:00 p.m., New York City time, on the date of prepayment.  The provisions of Section 2.10, to the extent such provisions do not conflict with the foregoing sentence, are incorporated herein mutatis mutandis.  The provisions of Section 2.18(a) are incorporated herein mutatis mutandis, provided that for purposes of this sentence the reference to the Issuing Bank therein is replaced with “Swingline Lender”.  The provisions of Section 2.18(c) are incorporated herein mutatis mutandis, provided that for purposes of this sentence references to “LC Disbursements” therein are replaced with “Swingline Loans”.  The provisions of Section 2.18(e) are incorporated herein mutatis mutandis, provided that for purposes of this sentence the reference to “Section 2.06(d)” therein is replaced with “Section 2.04B(c)”.

(e) The Swingline Lender may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender.  The Administrative Agent shall notify the Lenders of any such replacement of the Swingline Lender.  At the time any such replacement shall become effective, the Borrower shall pay all unpaid interest accrued on the Swingline Loans of the replaced Swingline Lender pursuant to Section 2.13(a).  From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require.  After the replacement of the Swingline Lender hereunder,

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the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of the Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans.

(f)  Subject to the appointment and acceptance of a successor Swingline Lender, the Swingline Lender may resign as a Swingline Lender at any time upon thirty days’ prior written notice to the Administrative Agent, the Borrower and the Lenders, in which case, the Swingline Lender shall be replaced in accordance with Section 2.04B(d) above.

(g)  The provisions of Section 2.19(b) are incorporated herein mutatis mutandis, provided that for purposes of this sentence the reference to “Issuing Bank” therein is replaced with “Swingline Lender” and the reference to “LC Disbursements” therein is replaced with “Swingline Loans”.

(h)  The provisions of Section 2.20 are incorporated herein mutatis mutandis, provided that for purposes of this Section 2.04B(h), the import of such provisions with respect to the Issuing Bank, Letters of Credit and LC Exposure shall apply with respect to the Swingline Lender, Swingline Loans and Swingline Exposure, respectively and as applicable, subject to the following:

(A)  for purposes of reallocating the Swingline Exposure of any Defaulting Lender pursuant to Section 2.20(c), “Swingline Exposure” shall not incorporate clause (b) of the definition of “Swingline Exposure”; and

(B)   if the reallocation described in Section 2.20(c)(i) cannot, or can only partially, be effected, all Swingline Exposure of such Defaulting Lender shall be prepaid prior to any cash collateralization for the benefit of the Issuing Bank of the Borrower’s obligations corresponding to such Defaulting Lender’s LC Exposure.

(i)  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications to the Swingline Lender provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, to the Swingline Lender at the address set forth in Section 11.01(a)(ii) hereof; provided that for purposes of this sentence the reference to “Issuing Bank” in Section 11.01(a)(ii) is replaced with “the Swingline Lender”.

(j)  Any provision of this Agreement which requires the consent of any Person in accordance with Section 11.02 shall also require the consent of the Swingline Lender to the extent the rights or duties of the Swingline Lender would otherwise be amended, modified or otherwise affected.

(k)  The provisions of Section 11.03 are incorporated herein mutatis mutandis, provided that for purposes of this sentence, to the extent applicable, each reference to “Issuing Bank” therein is replaced with “Swingline Lender” and

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each reference to “Letter of Credit” or “Letters of Credit” therein is replaced with “Swingline Loan” or “Swingline Loans”.

1.4                               Amendment to Section 6.01.  Section 6.01(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(h)                                 concurrently with the delivery of any Reserve Report pursuant to Section 6.10, a report setting forth, for each calendar month during the then current fiscal year to date, the aggregate volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Direct Interests of each Credit Party and the Attributed Interests of each Sponsored Partnership, taken as a whole, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

1.5                               Amendment to Section 7.05.  Section 7.05(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 hedge or mitigate Crude Oil, Natural Gas and Natural Gas Liquids price risks to which the Borrower, any Restricted Subsidiary or any Sponsored Partnership has actual exposure (whether or not treated as a hedge for accounting purposes under GAAP); provided that at the time the Borrower (whether on its own behalf or on behalf of any Sponsored Partnership), any Restricted Subsidiary or any Sponsored Partnership enters into any such Swap Agreement, such Swap Agreement (x) does not have a term greater than sixty (60) months from the date such Swap Agreement is entered into and (y) when aggregated and netted with all other Swap Agreements then in effect would not cause the aggregate notional volume per month for each of Crude Oil, Natural Gas and Natural Gas Liquids, calculated separately, under all Swap Agreements then in effect (other than Excluded Hedges) to exceed, as of the date such Swap Agreement is executed, (A) for any month during the first three years of the forthcoming five year period, (i) one hundred percent (100%) of the “forecasted production from total proved reserves” (as defined below) of the Borrower, the Restricted Subsidiaries and the Sponsored Partnerships, taken as a whole or (ii) one hundred percent (100%) of the “forecasted production from total proved reserves” of the Borrower and the Restricted Subsidiaries (including the Attributed Interests) and (B) for any month during the last two years of the forthcoming five year period, (i) eighty-five percent (85%) of the “forecasted production from proved producing reserves” (as defined below) of the Borrower, the Restricted Subsidiaries, and the Sponsored Partnerships, taken as a whole or (ii) eighty-five percent (85%) of the “forecasted production from proved producing reserves” of the Borrower and the Restricted Subsidiaries (including the Attributed Interests); provided, further, that so long as the Borrower and the Restricted Subsidiaries properly identify and consistently report such hedges on the reports delivered pursuant to Section 6.01(j), the Borrower may utilize Crude Oil hedges as a substitute for hedging Natural Gas Liquids; provided further that if, at the end of any fiscal quarter the Borrower

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determines that the notional amounts of Swap Agreements exceed 100% of the Borrower’s most recent internal projections during the first three years of the upcoming five year period, then the Borrower shall, within thirty (30) days of such determination (or such longer period agreed to by the Administrative Agent in its sole discretion), terminate, create off-setting positions or otherwise unwind existing Swap Agreements in order to comply with this Section; and

1.6                               Amendment to Schedules.  The Schedules of the Credit Agreement are hereby amended by adding Schedule 2.01A attached hereto as such Schedule 2.01A to the Credit Agreement where alphanumerically appropriate.

SECTION 2.                                       Borrowing Base.  On the Fifth Amendment Effective Date (defined below), the Borrowing Base shall be equal to $950,000,000, which Borrowing Base shall remain in effect until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under the Credit Agreement, whichever occurs first. This Section 2 constitutes (a) notice of the redetermined Borrowing Base in accordance with Section 3.04 of the Credit Agreement and (b) acknowledgment by all Lenders that they have approved the redetermined Borrowing Base consistent with each Lender’s usual and customary oil and gas lending criteria as they currently exist as provided in Section 3.03(c) of the Credit Agreement. For the avoidance of doubt, the redetermination of the Borrowing Base contained in this Section 2 constitutes the Scheduled Redetermination which otherwise would have occurred on or about May 1, 2017 pursuant to Section 3.02 of the Credit Agreement.

SECTION 3.                                       Conditions.  The amendments to the Credit Agreement contained in Section 1 of this Amendment and the redetermined Borrowing Base set forth in Section 2 of this Amendment shall be effective upon the satisfaction or waiver in writing of each of the conditions set forth in this Section 3 (the date on which each such condition has been satisfied or waived in writing is referred to herein as the “Fifth Amendment Effective Date”).

3.1                               Execution and Delivery.  Each Credit Party, each Lender and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

3.2                               No Default.  No Default or Event of Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

3.3                               Representations and Warranties.  After giving effect to the amendments contained herein, each representation and warranty of the Credit Parties contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the Fifth Amendment Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct in all material respects as of such earlier date).

3.4                               Officer’s Certificate.  The Administrative Agent shall have received (a) a certificate from the principal financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that the Borrower and its Restricted Subsidiaries, taken as a whole, after giving effect to the transactions contemplated hereby, are

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Solvent and (b) a customary closing certificate from a Responsible Officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 4.                                       Representations and Warranties of Credit Parties.  To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1                               Corporate Authority; No Conflicts.  The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

4.2                               Enforceability.  This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.3                               No Default.  As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.                                       Miscellaneous.

5.1                               Reaffirmation of Loan Documents and Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party.  Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2                               Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3                               Legal Expenses.  Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of photocopies of the signature pages to this Amendment by facsimile or

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electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5                               Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6                               Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7                               Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law.

[Remainder of page intentionally blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC.

By:	/s/ David W. Honeyfield
Name:	David W. Honeyfield
Title:	Senior Vice President
and Chief Financial Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:	/s/ Darwin L. Stump
Name:	Darwin L. Stump
Title:	Treasurer

PDC PERMIAN, INC.

By:	/s/ Ronald O. Wirth
Name:	Ronald O. Wirth
Title:	Vice President Finance, Treasurer

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and as a Lender

By:	/s/ Jo Linda Papadakis
Name: Jo Linda Papadakis
Title: Authorized Signatory

Signature Page

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Dalton Harris
Name: Dalton Harris
Title: Vice President

Signature Page

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

Signature Page

BANK OF MONTREAL, as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Managing Director

Signature Page

TORONTO DOMINION (TEXAS), LLC,
as a Lender

By:	/s/ Elisa Pileggi
Name: Elisa Pileggi
Title: Authorized Signatory

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Vice President

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bruce E. Hernandez
Name: Bruce E. Hernandez
Title: Senior Vice President

Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name: Alan Dawson
Title: Director

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Paige Dillehunt
Name: Paige Dillehunt
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page

NATIXIS, NEW YORK BRANCH as a Lender

By:	/s/ Timothy Polvado
Name: Timothy Polvado
Title: Senior Managing Director

By:	/s/ Brice Le Foyer
Name: Brice Le Foyer
Title: Director

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TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ Gabriela A. Ramirez
Name: Gabriela A. Ramirez
Title: Vice President

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BOKF, NA d/b/a BANK OF OKLAHOMA, as a Lender

By:	/s/ Benjamin H. Adler
Name: Benjamin H. Adler
Title: Vice President

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COMERICA BANK, as a Lender

By:	/s/ John S. Lesikar
Name: John S. Lesikar
Title: Senior Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By:	/s/ William M. Reid
Name: William M. Reid
Title: Authorized Signatory

Signature Page

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Kelly Hall
Name: Kelly Hall
Title: Vice President

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

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FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H. Lee
Name: Jonathan H. Lee
Title: Director

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GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

Signature Page

PNC Bank, National Association,
as a Lender

By:	/s/ Sandra Aultman
Name: Sandra Aultman
Title: Managing Director

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SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd
Name: J.F. Todd
Title: Managing Director

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SCHEDULE 2.01A

SWINGLINE COMMITMENTS

Swingline Lender	Swingline Commitment
JPMorgan Chase Bank, N.A.	$25,000,000
Total	$25,000,000